Exhibit 99.1

For Immediate Release

InSite Vision to Merge with Canadian Biotechnology Company QLT

•	New Company will be a Well-Funded Pure Play Specialty Ophthalmic Company

•	BromSite™ NDA Submission to FDA to be Promptly Filed this Week

•	Alameda (InSite) and Vancouver (QLT) Operations to Continue to Progress Phase 3 Retinoid Program

•	QLT’s Canadian-Domiciled Structure Creates Favorable Tax Environment and Provides Significant Strategic Flexibility for Partnering/M&A

•	Enables Rapid Development of Broadly Diversified Late-Stage Product Pipeline

•	Conference Call Today at 4:30 pm Eastern Time to Discuss Transaction

ALAMEDA, Calif. — June 8, 2015 — InSite Vision Inc. (OTCBB: INSV) today announced that it has reached a definitive agreement with QLT Inc. (NASDAQ: QLTI) (TSX: QLT) under which QLT will acquire InSite in an all-stock transaction that will create an ophthalmic specialty pharmaceutical company with a diversified portfolio of products, full R&D capabilities and innovative platform technologies. The transaction is expected to drive shareholder value by accelerating both companies’ development pipelines, increasing product diversity and improving balance sheet strength.

The newly formed company will be incorporated in Canada and led by a combined InSite Vision and QLT leadership team. With operations in Alameda, California and Vancouver, British Columbia, and headquarters in Vancouver, the new company will retain the name of QLT, and will continue to trade on NASDAQ under the ticker “QLTI” and on the Toronto Stock Exchange (TSX) under the ticker “QLT”.

InSite Vision plans to promptly file a New Drug Application (NDA) later this week with the U.S. Food and Drug Administration (FDA) for marketing approval of its drug candidate BromSite™ to reduce post-operative inflammation and prevent pain following cataract surgery, and continued progression of a Phase 3 clinical trial of QLT091001, QLT’s Orphan Drug and FDA Fast Track designated retinoid product candidate for the treatment of inherited retinal diseases in the first half of 2016. The merged companies expect to file a second NDA for InSite Vision’s DexaSite™ for the treatment of blepharitis in 2016.

The combined company expects to have approximately $70 million in cash after the closing of the transaction and completion of other investments and dividends announced today by QLT, all of which dividends will be effected after the completion of the merger and include distributions to prior InSite shareholders as new QLT shareholders.

“The new company created by this merger will be a well-funded pure play ophthalmic specialty company with a robust pipeline of late-stage drug candidates, a strong cash balance with access to a broader investor base and the opportunity for increased shareholder value,” said Timothy Ruane, Chief Executive Officer of InSite Vision. “The combination of InSite Vision with QLT will create a unique new company with multiple potential value creation events in the near- and medium-term, the potential to file multiple NDAs over the next several years, execute on the development of a potential successful ophthalmic retinoid product and advance a diversified pipeline of promising product candidates for unmet eye care needs.”

“The merger with InSite Vision is an excellent opportunity for QLT shareholders to benefit from the combined strengths and assets of both companies,” said Jason Aryeh, Chairman of QLT. “The InSite Vision team has repeatedly demonstrated its ability to efficiently execute on ophthalmic drug development, and I am excited to see our retinoid product have the opportunity to progress in a similar manner under our combined leadership. With a strong balance sheet and diversified late-stage pipeline, I am excited about the future of the company and its potential for additional value creation.”

Combined New Company Pipeline

Product	Category & Indication	Clinical Stage	Partner Status	Patent Life/Exclusivity
AzaSite® (1%)	Antibiotic; Bacterial conjunctivitis	Approved: US/Canada Pre-MAA: EU/MEA Phase 1/2	Akorn: US & Canada Nicox: EU/MEA Senju: Japan Retain ROW rights	Issued; 2019 10-years post-approval Issued; 2020

BromSite™	NSAID; Post-cataract surgery	NDA filing this week Pre-MAA: EU/MEA	Retain USA Nicox: EU/MEA Retain ROW rights	Issued; 2029

DexaSite™	Steroid; Blepharitis	2016 NDA planned	Retain global rights	Pending; 2029-2034

QLT091001	Retinoid; LCA/RP (Orphan Drug); Potentially IDA	Phase 3 ready: EU/US Planned MAA filing for conditional approval in EU	Retain global rights	Issued; 2025 Pending; 2029-2034

DexaSite™	Steroid; Post-cataract surgery	Phase 3 ready	Retain global rights	Pending; 2029-2034

AzaSite Plus™	Antibiotic/steroid combination; Bacteria-related blepharitis	Phase 3 ready	Retain global rights	Issued 2019 Pending; 2031

ISV-101	NSAID; Dry eye disease due to inflammation	Phase 1/2 ready	Retain global rights	Issued; 2029

AzaSite Xtra™ (2%)	Antibiotic; Neonatal infection prevention (Orphan Drug) & bacterial conjunctivitis	IND ready	Akorn: US Canada option Nicox: EU/MEA Retain ROW	Issued; 2027-2033

BromDex™ (DuraSite® 2)	New NSAID/steroid combination; post-cataract surgery	IND planning	Retain global rights	Issued; 2029

ISV-104 (DuraSite® 2)	Immunosuppressant; Dry eye disease	Pre-IND	Retain global rights	Issued; 2029

DuraSite® 2 Platform	Platform formulation technology; front of eye & retinal indications	Pre-IND	Retain global rights	Issued; 2029

Terms of Proposed Transaction

Under the terms of the agreement, a wholly owned subsidiary of QLT will be merged with and into InSite Vision. Shareholders of InSite Vision will receive 0.048 QLT shares for each InSite Vision share. For InSite Vision shareholders, the transaction represents a 27% premium based on the closing stock prices of InSite Vision and QLT as of June 5, 2015, the last trading day prior to the announcement of the merger. Upon completion of the merger, QLT shareholders will own approximately 89% and former InSite Vision shareholders will own approximately 11% of the combined company. In addition, the merged company’s board will include two seats to be filled by the CEO of the merged company and one director nominated by InSite.

Approvals and Further Details

The transaction, which has been unanimously approved by the Boards of both companies, is subject to the approval of InSite Vision shareholders, a condition that the FDA has not refused to accept the BromSite™ NDA for review within 60 days after InSite Vision’s filing of the NDA, a condition that the FDA has not indicated that it will require InSite Vision to conduct additional clinical studies prior to approval of BromSite™ within 74 days after InSite Vision’s filing of the NDA, and other customary closing conditions. QLT will not require a shareholder vote to conclude the transaction; InSite Vision will file a proxy statement with full disclosure of the transaction and will schedule a shareholder vote to approve the transaction. QLT will provide InSite Vision with a line of credit until the transaction closes. The transaction is expected to close in the third quarter of 2015 and to be taxable to InSite Vision shareholders. Shares of the new company will trade on NASDAQ under the ticker “QLTI” and on the TSX under the ticker “QLT”.

Advisors

Guggenheim Securities, LLC served as financial advisor to InSite Vision, Roth Capital Partners provided an independent fairness opinion and Jones Day served as legal advisor.

Conference Call

InSite Vision will conduct a conference call to discuss this news release today at 4:30 pm ET. The presentation slides will be available on the “Investors” section of InSite Vision’s website under the “Corporate Presentations” tab. A question and answer session will follow the presentation. Investors and other interested parties may access the conference call by dialing 888-713-4215 for domestic callers using the passcode 10655989 and +1-617-213-4867 for international callers using the passcode 10655989. Please dial in at least 10 minutes prior to the scheduled start time. A telephone replay will be available following the conclusion of the call by dialing 888-286-8010 for domestic callers and +1 617-801-6888 for international callers using the passcode 44851286.

About DuraSite® 2 Platform

InSite’s DuraSite® 2 platform is a proprietary, advanced delivery system designed to extend the residence time of a topically administered therapeutic in ocular tissues located in the front or the back of the eye. DuraSite 2 utilizes polymer-based formulation technology to sustain and enhance ocular delivery in the form of a gel forming suspension that can be customized to deliver a wide variety of potential drug candidates. InSite’s original DuraSite® platform technology, which is currently leveraged in two commercial products for the treatment of bacterial eye infections, AzaSite® and Besivance®, has a proven ability to reduce frequency of treatment and improve efficacy in topical ophthalmic therapy. DuraSite 2 represents the next generation of topical ocular therapy, with improved drug concentration and retention, reduced dosing frequency and the promise of delivering medication to the front or back of the eye via topical administration. The DuraSite 2 technology is patent protected for use in ophthalmic drug development and disease through 2029.

About QLT Retinoid Program

QLT’s synthetic retinoid program is a replacement for 11-cis-retinal and is being developed for the treatment of retinal diseases caused by gene mutations that interfere with the availability of 11-cis-retinal. It has Orphan Drug Designation by both the FDA and EMA for a significant unmet medical need. QLT has conducted safety and proof of concept clinical studies to evaluate its oral synthetic retinoid in patients with Leber Congenital Amaurosis (LCA) or Retinitis Pigmentosa (RP). This innovative ophthalmology program is ready for Phase 3 development. With its orphan drug designation in both the United States and Europe, the synthetic retinoid program augments InSite Vision’s broad ophthalmology programs.

About InSite Vision

InSite Vision is advancing new specialty ophthalmic products for the treatment of diseases affecting the front and back of the eye. The company has two commercial products based on its innovative DuraSite® platform approved for the treatment of bacterial eye infections, AzaSite® (azithromycin ophthalmic solution) 1%, marketed in the U.S. by Akorn, Inc., and Besivance® (besifloxacin ophthalmic suspension) 0.6%, marketed by Bausch + Lomb, a wholly owned subsidiary of Valeant Pharmaceuticals International. InSite has a proprietary portfolio of clinical-stage product candidates, and is currently preparing two New Drug Applications for commercial approval by the U.S. Food and Drug Administration: BromSite™ for the treatment of inflammation and prevention of pain associated with cataract surgery, and DexaSite™ for the treatment of blepharitis, and for treatment of inflammation associated with cataract surgery. InSite’s AzaSite Plus™ is advancing through Phase 3 clinical studies for the treatment of blepharitis, and ISV-101 is ready for Phase 1/2 clinical development for the treatment of severe dry-eye disease due to inflammation. For further information on InSite Vision, please visit www.insitevision.com.

Cautionary Statements Related to Forward-Looking Statements

Statements in this document that are not strictly historical, including statements regarding the proposed acquisition, the expected timetable for completing the transaction, the timetable for and ability of QLT and InSite Vision to make future filings with the FDA, including with respect to BromSite™ and DexaSite™, and to conduct future clinical trials, including with respect to the QLT retinoid product candidate, the benefits and synergies of the transaction, including for InSite Vision’s and the combined company’s stockholders, future opportunities for the combined businesses, including with respect to its product candidates and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: general economic conditions and conditions affecting the industries in which QLT and InSite Vision operate; the commercial success of QLT’s and InSite Vision’s products; the parties’ ability to satisfy the merger agreement conditions and consummate the merger on the anticipated timeline or at all; QLT’s ability to successfully integrate InSite Vision’s operations and employees with QLT’s existing business; the ability to realize anticipated growth, synergies and cost savings; QLT’s and InSite Vision’s research and development risks, including with respect to QLT091001, QLT’s lead retinoid product candidate, for the treatment of inherited retinal diseases, and InSite Vision’s efforts to develop and obtain FDA approval of BromSite™ and DexaSite™, and the combined company’s ability to successfully commercialize, either alone or with partners, such product candidates. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in (i) QLT’s SEC filings, including its Annual Report on Form 10-K (as amended) for the fiscal year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 under the caption “Risk Factors” and elsewhere in such reports; and (ii) InSite Vision’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 under the caption “Risk Factors” and elsewhere in such reports. The forward-looking statements made herein speak only as of the date hereof and none of QLT, InSite Vision or any of their respective affiliates assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction between QLT and InSite Vision, QLT will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement of InSite Vision that also constitutes a prospectus of QLT. The definitive proxy statement/prospectus will be delivered to stockholders of InSite Vision. INVESTORS AND SECURITY HOLDERS OF INSITE VISION ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC

CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors in InSite Vision will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by QLT and InSite Vision through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by QLT will be available free of charge on QLT’s website at www.QLT.com or by contacting QLT’s Investor and Media Relations at 212-600-1902. Copies of the documents filed with the SEC by InSite Vision will be available free of charge on InSite Vision’s website at www.InSiteVision.com or by contacting InSite Vision at the numbers provided for Media and Investor Inquiries below.

Participants in the Merger Solicitation

QLT, InSite Vision, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the QLT and InSite Vision shareholders in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of QLT is set forth in its Annual Report on Form 10-K/A, which was filed with the SEC on April 30, 2015. Information about the directors and executive officers of InSite Vision is set forth in its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on February 19, 2015.

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InSite Vision Contacts

Louis Drapeau, 510-747-1220

Chief Financial Officer

mail@insite.com

or

Media and Investor Inquiries

BCC Partners

Karen L. Bergman, 650-575-1509

kbergman@bccpartners.com

Susan Pietropaolo, 845-638-6290

spietropaolo@bccpartners.com

AzaSite®, DuraSite® and DuraSite® 2 are registered trademarks of InSite Vision Incorporated.

AzaSite Xtra™, AzaSite Plus™, BromSite™, DexaSite™ and BromDex™ are trademarks of InSite Vision Incorporated.

Besivance® is a registered trademark of Bausch + Lomb Incorporated.